UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2013 (March 20, 2013)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01.                                        Other Events.

As previously disclosed, Magnum Hunter Resources Corporation (the “Company”) has not timely filed with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Form 10-K”) or Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013 (the “Form 10-Q”) pending completion of the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2012 by the Company’s new auditors, BDO USA, LLC.  As previously disclosed, the Company’s objective is to file the Form 10-K by June 17, 2013, and to file the Form 10-Q as soon as reasonably practicable thereafter.

As a result of the delayed filings of the Form 10-K and the Form 10-Q, on May 13, 2013, the Company received from the NYSE MKT a letter stating that the Company is not in compliance with the NYSE MKT’s continued listing standards as set forth in Sections 134 and 1101 of the NYSE MKT’s Company Guide.  Only the Company’s Series C, Series D and depositary shares representing Series E preferred stocks are currently listed for trading on the NYSE MKT.  The Company’s common stock is listed for trading on the New York Stock Exchange, and is not affected by these specific NYSE MKT listing standards.  Receipt of the NYSE MKT’s letter does not have any immediate effect upon the listing of the Company’s preferred stock.  Pursuant to the NYSE MKT’s rules, the Company has until May 28, 2013 to submit a plan advising the NYSE MKT of actions it has taken, or will take, that will bring the Company into compliance with Sections 134 and 1101 of the Company Guide by no later than August 13, 2013.

As previously disclosed by the Company, the Company’s management and accounting staff have been working diligently with the Company’s new independent registered public accounting firm, BDO USA, LLC, to complete the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2012, and the Company’s objective is to file the Form 10-K by June 17, 2013, and to file the Form 10-Q as soon as reasonably practicable thereafter.  The Company will submit to the NYSE MKT a compliance plan to this effect, as referred to in the previous paragraph.

On May 17, 2013, the Company issued a press release regarding the NYSE MKT’s letter.  A copy of the press release is attached hereto as Exhibit 99.1.

Previously, on March 20, 2013, also as a result of the delayed filing of the Form 10-K, NYSE Regulation, Inc. (the “NYSE”) sent the Company a notice of failure to satisfy a continued listing rule or standard and related monitoring with respect to the Company’s common stock.  The notice informed the Company that, as a result of the Company’s failure to timely file the Form 10-K with the SEC in accordance with Section 802.01E of the NYSE Listed Company Manual, the Company is subject to the procedures of that Section.  Under the Section 802.01E procedures, the NYSE will monitor the status of the filing of the Form 10-K and related public disclosures for up to a six-month period from its filing due date.  If the Company has not filed the Form 10-K within six months from the due date, the NYSE may, in its discretion, allow the Company’s common stock to trade for up to an additional six months pending the filing of the Form 10-K prior to commencing suspension or delisting procedures, depending on the Company’s specific circumstances.

**********

The information furnished in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933.

Forward Looking Statements

The statements and information contained in this report that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward-looking statements” as defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act.  These forward-looking statements include, among others, statements, estimates and assumptions relating to the Company’s business and growth strategies, oil and gas reserve estimates, ability to successfully and economically explore for and develop oil and gas resources, exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in its business or industry, future results of operations, liquidity and ability to finance its exploration and development activities and midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation.  In addition, with respect to any pending transactions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of proposed transactions, the ability to complete proposed transactions considering various closing conditions, the benefits of any such transactions and their impact on the Company’s business, and any statements of assumptions underlying any of the foregoing.  In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties.  Factors that may cause the Company’s actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally, difficult and adverse conditions in the domestic and global capital and credit markets, changes in domestic and global demand for oil and natural gas, volatility in the prices the Company receives for its oil, natural gas and natural gas liquids, the effects of government regulation, permitting and other legal requirements, future developments with respect to the quality of the Company’s properties, including, among other things, the existence of reserves in economic quantities, uncertainties about the estimates of the Company’s oil and natural gas reserves, the Company’s ability to increase its production and therefore its oil and natural gas income through exploration and development, the Company’s ability to successfully apply horizontal drilling techniques, the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing, the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled, drilling and operating risks, the availability of equipment, such as drilling rigs and transportation pipelines, changes in the Company’s drilling plans and related budgets, regulatory, environmental and land management issues, and demand for gas gathering services, relating to the Company’s midstream operations, the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity, changes in results that may occur in connection with the completion of the audit of the Company’s 2012 consolidated financial statements, and the consequences the Company will suffer as a result of failing to timely file the Company’s 2012 Annual Report Form 10-K, including, among other things, hindering the Company’s ability to efficiently access the capital markets, restrictions under the Company’s credit facilities and notes indenture (to the extent the requisite consents thereunder are not obtained), and general harm in the marketplace.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the SEC.  Most of these factors are difficult to anticipate and beyond the Company’s control.  Since forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements.  You are cautioned not to place undue reliance on forward-

looking statements contained herein, which speak only as of the date of this report.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements.  Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company urges readers to review and consider disclosures the Company makes in its reports that discuss factors germane to the Company’s business.  See in particular the Company’s reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation, dated May 17, 2013

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 17, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation, dated May 17, 2013